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                                                              EXHIBIT 23.1

The Board of Directors

Sealy Corporation:

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Cleveland, Ohio

May 5, 1998